UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Canoo Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

This proxy statement supplement, dated September 28, 2023, supplements the proxy statement of Canoo Inc. (the “Company”), dated August 15, 2023 (the “Proxy Statement”), made available to stockholders in connection with its meeting of stockholders (the “Special Meeting”) to be held solely online at www.virtualshareholdermeeting.com/GOEV2023SM2 on Thursday, October 5, 2023 at 8:30 a.m. Central Time. Subsequent to the filing of the Proxy Statement, the Company filed a Current Report on Form 8-K announcing that the Company entered into a (i) Securities Purchase Agreement with YA II PN, Ltd., an affiliate of Yorkville Advisors Global, LP, or Yorkville, in connection with the issuance and sale by the Company of convertible debentures and the issuance of warrants to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and pursuant to which the Company granted Yorkville an option to purchase additional convertible debentures and certain warrants to purchase shares of Common Stock, subject to the terms and conditions set forth therein and (ii) Registration Rights Agreement with Yorkville. This supplement should be read in conjunction with the Proxy Statement and does not change the proposals to be acted on at the Special Meeting or the recommendations of the Company’s board of directors with respect to the proposals, which are described in the Proxy Statement. Except as specifically supplemented or amended by the information in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered when voting your shares using one of the methods described in the Proxy Statement.

Voting Matters

If you have not yet voted, we strongly encourage you to vote as promptly as possible. You may vote via webcast at the Special Meeting or by mail. If you are a holder of record of shares, you also can choose to vote by telephone or electronically through the Internet. If you hold your shares in “street name” through a broker, trustee or other nominee, you also may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided to you by such broker, trustee or other nominee.

If you have already voted, you do not need to take any action unless you wish to revoke your proxy or change your vote. It is not necessary for you to revote your shares if you have already voted. Proxy cards and voting instruction forms already returned by shareholders remain valid and the shares represented thereby will be voted at our Special Meeting in accordance with your instructions unless revoked. Information regarding how to vote your shares, or change your proxy or voting instructions, is available under “Questions and Answers About These Proxy Materials and Voting” of the Proxy Statement.

Set forth below is the full text of the Current Report on Form 8-K, filed September 26, 2023.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2023

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement, Convertible Debentures and Warrants

On September 26, 2023 (the “Agreement Date”), Canoo Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), in connection with the issuance and sale by the Company of convertible debentures in an aggregate principal amount of $15,000,000 (the “Initial Debenture”) and pursuant to which the Company granted Yorkville an option (the “Option”) to purchase additional convertible debentures in an aggregate principal amount of up to $30,000,000 subject to the terms and conditions set forth in the Purchase Agreement (the “Option Debenture,” and together with the Initial Debenture, the “Convertible Debentures”).

The Convertible Debentures bear interest at a rate of 3.0% per annum, subject to increase to 15.0% per annum upon the occurrence of certain events of default. The Initial Debenture will mature on November 26, 2024, and may be extended at Yorkville’s option. The Option Debenture, to the extent issued, will mature 14 months after the date the Option Debenture is issued. The Initial Debenture was purchased at a purchase price that resulted in proceeds to the Company of approximately $12.5 million. The aggregate principal amount of the Initial Debenture consists of $15,000,000 of debt purchased at a price equal to 83.5% of the aggregate principal amount thereof.

The Option Debenture, to the extent issued, will be purchased at a purchase price equal to 94.0% of the aggregate principal amount of the Option Debenture, resulting in proceeds to the Company of approximately $28.2 million assuming the Option is exercised in full. The Option may only be exercised by Yorkville during the period of 20 trading days following the date on which the Company has publicly announced that it has obtained the Stockholder Approval described below.

The Convertible Debentures are convertible at the option of the holder into a number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), equal to the applicable Conversion Amount (as defined below) divided by the lower of (a)(i) in the case of the Initial Debenture, $0.50 per share and, (ii) in the case of the Option Debenture, $0.5358 per share (each of (i) and (ii), the “Fixed Conversion Price”) and (b) 95% of the lowest daily volume-weighted average price of the Common Stock during the five consecutive trading days immediately preceding the applicable conversion date (the “Variable Conversion Price”), but not lower than $0.10 per share (the “Floor Price”). The Convertible Debentures may be converted in whole or in part, at any time and from time to time, subject to the Exchange Cap (as defined below). The Conversion Amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the Convertible Debentures as of such conversion (the “Conversion Amount”). In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with the certain related parties would beneficially own in excess of 9.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.

The Company shall not issue any Common Stock upon conversion of the Convertible Debentures held by Yorkville (i) prior to the Company's receipt of the Stockholder Approval described below and (ii) following the Company's receipt of the Stockholder Approval, if the issuance of such shares of Common Stock underlying the Convertible Debentures would exceed the aggregate number of shares of Common Stock that the Company may issue upon conversion of the Convertible Debentures in compliance with the Company's obligations under the rules or regulations of Nasdaq Stock Market (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Stock Market for issuances of shares of Common Stock in excess of the Exchange Cap.

The Convertible Debenture provides the Company, subject to certain conditions, with an optional redemption right pursuant to which the Company, upon 10 trading days’ prior written notice to Yorkville (the “Redemption Notice”), may redeem, in whole or in part, all amounts outstanding under the Convertible Debentures; provided that the trading price of the Common Stock is less than the applicable Fixed Conversion Price at the time of the Redemption Notice. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus the redemption premium of 5.0% of the principal amount being redeemed, plus all accrued and unpaid interest in respect of such redeemed principal amount.

Upon the occurrence of certain trigger events, the Company will be required to make monthly cash payments of principal in the amount of $3,750,000 (or such lesser amount as may then be outstanding) plus a premium equal to 5.0% of such principal amount plus all accrued and unpaid interest as of such payment. Such payments will commence 10 trading days following the occurrence of a trigger event and continue on a monthly basis thereafter until the Convertible Debentures are repaid in full or until the conditions causing the trigger event are addressed in the manner provided for in the Convertible Debentures.

In addition, in connection with the Purchase Agreement, the Company issued to Yorkville a warrant (the “Initial Warrant”) to purchase 27,995,520 shares of Common Stock at an exercise price of $0.5358. If Yorkville exercises the Option, the Company will issue to Yorkville an additional warrant (the “Option Warrant” and together with the Initial Warrant, the “Warrants”) for a number of shares of Common Stock determined by dividing the principal amount so exercised (up to $30,000,000) by 0.5358. The Initial Warrant is immediately exercisable and will expire on September 26, 2028. The Option Warrant, to the extent issued, will be issued on the same terms as the Initial Warrant except that the exercise price of the Option Warrant will be $0.67 per share. The Warrants include customary adjustment provisions for stock splits, combinations and similar events. Prior to the Company's receipt of the Stockholder Approval described below, the Company may not issue any shares of Common Stock under the Warrants or other warrants issued to Yorkville. Following the Company's receipt of the Stockholder Approval, the Company may not issue any shares of Common Stock that exceed the number of shares that it may issue pursuant to Nasdaq Stock Market rules under the Warrants.

The Company previously agreed and, in connection with the execution of the Purchase Agreement, has agreed to hold a special meeting of its stockholders (the “Stockholder Meeting”) on or before October 5, 2023, for the following purposes, each as set forth in the Company's revised definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 17, 2023, to, among other things, (i) obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635 for the issuance of shares of the Company's Common Stock (1) upon the conversion of certain convertible debentures that have been issued to Yorkville pursuant to (a) the Securities Purchase Agreement entered into with Yorkville on April 24, 2023, (b) the Securities Purchase Agreement entered into with Yorkville on June 30, 2023 (the “June SPA”), and (c) the Securities Purchase Agreement entered into with Yorkville on August 2, 2023 (the “August SPA”), (2) upon the exercise of warrants issued pursuant to the June SPA and the August SPA, and (3) if Yorkville chooses to exercise one or both options to purchase additional convertible debentures and warrants under the June SPA and the August SPA, respectively, pursuant to the conversion of such convertible debentures and/or upon the exercise of such warrants that may be issued upon exercise of one or both options and (ii) obtain the consent of the stockholders to amend the Pre-Paid Advance Agreement, dated July 20, 2022, as amended and supplemented from time to time, to provide for a minimum floor price of $0.10 per share (such consents, “Stockholder Approval”).

The foregoing descriptions of the Purchase Agreement, Convertible Debentures and Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibits 10.1, 4.1 and 4.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Purchase Agreement, on the Agreement Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Yorkville pursuant to which the Registrable Securities (as defined therein) held by Yorkville, subject to certain conditions, will be entitled to registration under the Securities Act. Pursuant to the Registration Rights Agreement, the Company is required to, within 10 calendar days receiving the Stockholder Approval, file with the SEC (at its sole cost and expense) one or more registration statements (the “Registration Statements”) covering the resale by Yorkville of all shares issuable upon exercise of the Initial Warrant and at least 60,000,000 shares of Common Stock issuable upon conversion of the Initial Debenture. Within 15 calendar days following the issuance of the Option Debenture and the Option Warrant, the Company shall file one or more additional Registration Statements covering such number of shares of Common Stock as Yorkville shall required, not to exceed 200% of all shares issuable upon conversion of the Convertible Debentures (assuming conversion at the Floor Price) and upon exercise of the Warrants.

The Company has agreed to use its best efforts to ensure any registration statement filed thereunder is effective within 60 days of filing such registration statement. If the Company fails to file the Registration Statements with the SEC by the applicable filing deadline or obtain effectiveness by the applicable effectiveness deadline, or if a Registration Statement fails to remain continuously effective, if the Company is not permitted to utilize a Registration Statement for a certain period of time, or if the Company fails to comply with certain public information requirements, such event will be deemed an Event of Default (as defined in the Convertible Debenture). Under the Registration Rights Agreement, Yorkville was also granted demand registration rights for any Registrable Securities not included in the Registration Statements and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of Convertible Debentures and Warrants was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that each of the Convertible Debentures and Warrants was acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 8.01	Other Events.

In connection with the Purchase Agreement, on the Agreement Date, the Company entered into voting agreements (collectively, the “Voting Agreements”) with certain Company stockholders, including Tony Aquila, the Company’s Chief Executive Officer, and certain entities affiliated with Mr. Aquila. Pursuant to the Voting Agreements, each stockholder party thereto has agreed to vote their shares of Common Stock in favor of the proposals at the Stockholder Meeting. Each Voting Agreement will terminate upon the earliest to occur of: (a) the date on which the Purchase Agreement is terminated in accordance with its terms; (b) the termination of such Voting Agreement by mutual written agreement of the Company and the stockholder party thereto; and (c) the date on which the Stockholder Approval is obtained.

The foregoing description of the Voting Agreements is qualified in its entirety by reference to the Form of Voting Agreement, which is filed hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Convertible Debenture (attached as Exhibit A to Exhibit 10.1).
4.2	Form of Warrant (attached as Exhibit B to Exhibit 10.1).
4.3	Registration Rights Agreement.
10.1	Securities Purchase Agreement.*
99.1	Form of Voting Agreement.
104	Cover Page Interactive Data File (Formatted as Inline XBRL).

* Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2023	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary

Exhibit 4.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 26, 2023 by and among CANOO, INC., a company incorporated under the laws of the State of Delaware, with principal executive offices located at 19951 Mariner Avenue, Torrance, California 90503 (the “Company”), and YA II PN, Ltd., a Cayman Islands exempt limited partnership (the “Investor”).

WITNESSETH

WHEREAS:

A.       In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investor a convertible debenture in aggregate principal amount of $15,000,000 (the “Initial Debenture”), which shall be convertible into shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) (as converted, the “Conversion Shares”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

B.        Pursuant to the Securities Purchase Agreement, the Investor has the right and option (the “Option”) to purchase from the Company an additional convertible debenture (the “Option Debenture”) in a principal amount of up to $30,000,000 million on the same terms as the Initial Debenture. For purposes hereof the Option Debenture and the Initial Debenture shall be referred to as the “Convertible Debentures;”

C.        In connection with the Initial Debenture, the Company is issuing to the Investor that certain Warrant (the “Initial Warrant”) of even date herewith to purchase up to 27,995,520 shares of Common Stock (as exercised, the “Initial Warrant Shares”). Upon exercise of the Option by the Investor, the Company shall issue to the Buyer an additional Warrant (the “Option Warrant”) to purchase such number of additional shares of Common Stock (the “Option Warrant Shares”) as determined in accordance with the terms set forth in the Securities Purchase Agreement. The Initial Warrant and the Option Warrant are collectively referred to herein as the “Warrants” and the Initial Warrant Shares and the Option Warrant Shares are collectively referred to as the “Warrant Shares.”

D.       To induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws and other rights as provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.                  DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a)               “Effectiveness Deadline” means, with respect to a Registration Statement filed hereunder, the 60th calendar day following the filing date thereof, provided, however, in the event the Company is notified by the U.S. Securities and Exchange Commission (“SEC”) that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth business day following the date on which the Company is so notified if such date precedes the date required above.

(b)               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(c)               “Filing Deadline” means, with respect to the initial Registration Statement required hereunder, the 10th calendar day following the date of Shareholder Approval (as defined in Securities Purchase Agreement), and with respect to a Registration Statement relating to the Conversion Shares or Option Shares underlying the Option Debenture or the Option Warrant, the 15th calendar day following the issuance of the Option Debenture and the Option Warrant.

(d)               “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(e)               “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(f)                “Registrable Securities” means as of any date of determination, all of (i) the shares of Common Stock issuable upon conversion of the Convertible Debentures, (ii) the shares of Common Stock issuable upon exercise of the Warrants, (iii) the additional shares issuable in connection with any anti-dilution provisions of the Convertible Debentures or the Warrants (without giving effect to any limitations on exercise set forth in the Convertible Debentures or the Warrants, as applicable) and (iv) any shares of Common Stock issued or issuable with respect to any shares described in subsections (i) and (ii) above by way of any stock split, stock dividend or other distribution, recapitalization or similar event or otherwise (in each case without giving effect to any limitations on exercise set forth in the Convertible Debentures or the Warrants, as applicable).

(g)               “Registration Statement” means any registration statement of the Company filed pursuant to this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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(h)               “Required Registration Amount” means (i) with respect to the initial Registration Statement at least 60,000,000 shares of Common Stock issued or to be issued upon conversion of the Initial Debenture and 27,995,520 shares of Common Stock issued or to be issued upon exercise of the Initial Warrants, and (ii) with respect to subsequent Registration Statements such number of shares of Common Stock as requested by the Investor not to exceed 200% of the maximum number of shares of Common Stock issuable upon conversion of all Convertible Debentures and exercise of all the Warrants then outstanding (assuming for purposes hereof that (x) such Convertible Debentures are convertible at the Floor Price (as defined therein) in effect as of the date of determination, and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures set forth therein), in each case subject to any cutback set forth in Section 2(d).

(i)                 “Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

(j)                 “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

(k)               “SEC” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

(l)                 “Securities Act” shall have the meaning set forth in the Recitals above.

2.                  REGISTRATION.

(a)               The Company’s registration obligations set forth in this Section 2 including its obligations to file Registration Statements, obtain effectiveness of Registration Statements, and maintain the continuous effectiveness of any Registration Statement that has been declared effective shall begin on the date hereof and continue until all the Registrable Securities have been sold or may be sold without any restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Registration Period”).

(b)               Subject to the terms and conditions of this Agreement, the Company shall (i) on or prior to the Filing Deadline in respect of the initial Registration Statement, prepare and file with the SEC an initial Registration Statement on Form S-3 (or, if the Company is not then eligible, on Form S-1) or any successor form thereto covering the resale by the Investor of Registrable Securities, (ii) on or prior to the Filing Deadline in respect of the Option Debenture and Option Warrant, prepare and file with the SEC a Registration Statement on Form S-3 (or, if the Company is not then eligible, on Form S-1) or any successor form thereto covering the resale by the Investor of Registrable Securities, and (ii) on or prior to the 30th calendar day following receipt of each written notice by the Investor (a “Demand Notice”) delivered pursuant to the terms hereof, prepare and file an additional Registration Statement covering the resale by the Investor of Registrable Securities not covered by the initial Registration Statement or any subsequent Registration Statement. Each Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of date the Registration Statement is initially filed with the SEC. Each Registration Statement shall contain “Selling Stockholders” and “Plan of Distribution” sections. The Company shall use its best efforts to have each Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 am, New York time on the business day following the date of effectiveness, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a draft of the Registration Statement to the Investor for their review and comment. The Investor shall furnish comments on the Registration Statement to the Company within 24 hours of the receipt thereof from the Company. For the purposes hereof, the Investor shall be entitled to deliver a Demand Notice to the Company at any time during the Registration Period if at such time (i) no Registration Statement is then in effect which the Investor may use to resell Registrable Securities, or (ii) a Registration Statement is effective, but the Holder has resold substantially all of the shares of Common Stock registered on such Registration Statement. In addition, the Investor may deliver a Demand Notice to the Company at any time during the Registration Period during which (i) the Company does not have a class of securities listed, or approved for listing, on a national securities exchange registered pursuant to Section 6 of the Exchange Act, or (ii) Rule 144, as amended, would not allow the “tacking” of the holding period of the Convertible Debenture onto the holding period of the Conversion Shares issuable upon conversion thereof.

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(c)               During the Registration Period, the Company shall (i) promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with a Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, (ii) prepare and file with the SEC additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities in accordance with the terms of this Agreement; (iii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iv) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Investor true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Investor which has not executed a confidentiality agreement with the Company); and (v) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2(c)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Securities Exchange Act, the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

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(d)               Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw a Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit. Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.” To the extent Cut Back Securities exist, promptly following such time as may be permitted by the SEC, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities (subject also to the terms of this Section) and shall use best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter.

(e)               Failure to File or Obtain Effectiveness of the Registration Statement or Remain Current. If: (i) a Registration Statement is not filed on or prior to its Filing Date, or (ii) a Registration Statement is not declared effective on or prior to Effectiveness Deadline or the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) after the effectiveness, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities, except for Cut Back Securities, for which it is required to be effective, or (iv) the Investor is not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 30 consecutive calendar days or more than an aggregate of 40 calendar days during any 12-month period (which need not be consecutive calendar days), or (v) if after the date that is six months from the date hereof, the Company does not have available adequate current public information as set forth in Rule 144(c) (any such failure or breach being referred to as an “Event”), then in addition to any other rights the holders of the Convertible Debentures may have hereunder or under applicable law, the Company shall be in breach of the term and conditions of this Agreement and such Event shall be deemed an event of default under the Convertible Debentures for so long as such Event remains uncured.

(f)                Piggy-Back Registrations. If at any time there is not an effective Registration Statement covering all of the Registrable Securities and the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 ((or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Registrable Securities, the Company shall give prompt written notice (in any event no later than five days prior to the filing of such Registration Statement) to the holders of Registrable Securities of its intention to effect such a registration and, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(f) that have been sold or may be sold without any restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent.

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3.                  RELATED OBLIGATIONS.

(a)               The Company shall, not less than three business days prior to the filing of each Registration Statement and not less than one business day prior to the filing of any related amendments and supplements to all Registration Statements (except for annual reports on Form 10-K, supplements and amendments to update the Registration Statement solely for information reflected in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q or current reports on Form 8-K), furnish to each Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable and prompt review of such Investor, The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Investor shall reasonably object in good faith; provided that, the Company is notified of such objection in writing no later than two (2) Trading Days after the Investors have been so furnished copies of a Registration Statement.

(b)               The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) an electronic copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) an electronic of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, which are not publicly available through EDGAR, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(c)               The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

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(d)               At any time prior to the end of the Registration Period, as promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor. The Company shall also promptly notify each Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(e)               The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)                If, after the execution of this Agreement, an Investor believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors. Upon the request of the documents discussed above pursuant to this Section 3(f), the Investor shall provide documents to the Company typically provided by an underwriter of its securities in form, scope and substance as is customarily given in an underwritten public offering, including an opinion of counsel representing the Investor for purposes of such Registration Statement, addressed to the Company.

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(g)               If, after the execution of this Agreement, an Investor believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of any Investor, the Company shall make available for inspection by (i) any Investor and (ii) one (1) firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

(h)               The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i)                 The Company shall use its best efforts to cause all the Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(j)                 The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company's Direct Registration System.

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(k)               The Company shall use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(l)                 The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(m)             Within two business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(n)               The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Investor of Registrable Securities pursuant to a Registration Statement.

4.                  OBLIGATIONS OF THE INVESTOR.

(a)               The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, subject to compliance with the securities laws, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(d) and for which the Investor has not yet settled.

(b)               The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.                  EXPENSES OF REGISTRATION.

Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreements. For the avoidance of doubt, all expenses incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers expenses, and fees and expenses of the Company’s counsel and accountants (except legal fees of Investor’s counsel associated with the review of the Registration Statement). The Investor shall pay any sales or brokerage commissions and fees and expenses of counsel for, and other expenses of, the Investor incurred in connection with registration of Registrable Securities.

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6.                  INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a)               To the fullest extent permitted by law, the Company shall, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

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(b)               In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor’s use of the prospectus to which the Claim relates.

(c)               Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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(d)               The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)               The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                  CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.                  REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, and as a material inducement to the Investor’s purchase of the Convertible Debentures, the Company represents, warrants, and covenants to the following:

(a)               The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the issuer was required to file such reports), other than Form 8-K reports.

(b)               During the Registration Period, the Company shall file with the SEC in a timely manner all required reports under Section 13 or 15(d) of the Exchange Act (it being understood that nothing herein shall limit the Company’s obligations under the Securities Purchase Agreement) and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder.

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(c)               The Company shall furnish to the Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9.                  AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10.              MISCELLANEOUS.

(a)               A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or owns the right to receive the Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)               The Company shall not file any other registration statements on Form S-3, Form S-1, or otherwise until the initial Registration Statement required hereunder is declared effective by the SEC, provided that this Section 10(b) shall not prohibit the Company from filing amendments to registration statements already filed. The Company shall not include any other securities on a Registration Statement unless otherwise agreed by the Investor.

(c)               Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered pursuant to the notice provisions of the Securities Purchase Agreement or to such other address and/or electronic mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email service provider containing the time, date, and recipient email or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with this section.

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(d)               Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(e)               The laws of the State of New York shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, sitting in New York County, New York and federal courts for the Southern District of New York sitting New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f)                This Agreement and the rights, duties and obligations of the Investor hereunder may only be assigned upon the transfer of a Convertible Debenture or the Conversion Shares issued pursuant to a Convertible Debenture pursuant to the terms and restrictions on transfer set forth in the Securities Purchase Agreement and the applicable Convertible Debenture. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the parties. No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (A) written notice of such assignment and (B) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement).

(g)               The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)               This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement.

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(i)                 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)                 The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(k)               This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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IN WITNESS WHEREOF, the Investor and the Company have caused their signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:
CANOO, INC.

By:	/s/ Tony Aquila
Name:	Tony Aquila
Title:	Chief Executive Officer

INVESTOR:
YA II PN, Ltd.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

	By:	/s/ Matt Beckman
	Name:	Matt Beckman
	Title:	Member

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Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of September 26, 2023, is between CANOO, INC., a company incorporated under the laws of the State of Delaware, with principal executive offices located at 19951 Mariner Avenue, Torrance, California 90503 (the “Company”), and each of the investors listed on the Schedule of Buyers attached as Schedule I hereto (individually, a “Buyer” and collectively the “Buyers”).

WITNESSETH

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Buyer, and the Buyer, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase a convertible debenture in the form attached hereto as “Exhibit A” (the “Initial Debenture”) in the aggregate principal amount of $15,000,000 (the “Subscription Amount”), which shall be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (as converted, the “Initial Conversion Shares”), which shall be purchased upon the signing this Agreement (the “Closing), at a purchase price equal to $12,525,000 in the respective amounts set forth opposite each Buyer(s) name on Schedule I to this Agreement;

WHEREAS, the Buyer has the right and option (the “Option”) to purchase from the Company an additional convertible debenture (the “Option Debenture”) in the form attached hereto as Exhibit A in a principal amount of up to $30,000,000 at a purchase price equal to 94% of the principal amount so purchased, on the same terms as the Initial Debenture (such shares underlying the Option Debenture as converted, the “Option Conversion Shares,” and together with the Initial Conversion Shares, the “Conversion Shares”) (except that the Option Debenture shall have a maturity date of 14 months after issuance of the Option Debenture and the Fixed Conversion Price of the Option Debenture shall be $0.5358). Such Option may be exercised by the Buyer on any day during the period of 20 Trading Days (as such term is defined in the Initial Debenture) after the date on which the Company publicly announces that it has obtained the approval of its shareholders in accordance with Section 4(m) below, with the closing occurring on any such date of exercise (the “Option Closing”). For purposes hereof the Option Debenture and the Initial Debenture shall be referred to as the “Convertible Debentures;”

WHEREAS, in connection with the Initial Debenture, the Company is issuing to the Buyer that certain Warrant (the “Initial Warrant”) of even date herewith in the form attached hereto as Exhibit B. Upon exercise of the Option by the Buyer, the Company shall issue to the Buyer an additional Warrant (the “Option Warrant”) on the terms of the Initial Warrant except that such additional Warrant shall be for the purchase of a number of shares of the Common Stock determined by dividing the principal amount so exercised (up to $30,000,000) by 0.5358. For purposes hereof, the “Exercise Price” of the additional Warrant shall be equal to $0.67 per share. The Initial Warrant and the Option Warrant are collectively referred to herein as the “Warrants;”; and

WHEREAS, the Convertible Debentures, the Conversion Shares, the Warrants and the Underlying Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE DEBENTURES AND WARRANTS.

(a)           Purchase of Convertible Debentures. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company at the Closing, and at the Option Closing, if applicable, Convertible Debentures with principal amount corresponding to the Subscription Amount set forth opposite each Buyer’s name on Schedule I attached hereto, and the Warrants to be issued in connection with such purchase.

(b)           Closing Dates. The Closing shall occur remotely by conference call and electronic delivery of documentation. The Closing shall be 10:00 a.m., New York time, on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer), and the Option Closing shall occur on the date of exercise of the Option by the Buyer (each, a “Closing Date”). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)           Form of Payment; Deliveries. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on each Closing Date, (i) the Buyers shall deliver to the Company, in immediately available funds to a bank account designated in writing by the Company, the applicable purchase price for the Convertible Debentures to be issued and sold to such Buyer at the Closing, minus any fees or expenses to be paid directly from the proceeds of the Closing as set forth herein, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer is purchasing at the Closing with a principal amount corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule of Buyers attached as Schedule I hereto, duly executed on behalf of the Company, and the corresponding Warrants.

(d)           Maximum Shares. Notwithstanding anything in this Agreement to the contrary, the Company shall not issue any shares of Common Stock pursuant to the transactions contemplated hereby or any other Transaction Documents (including the Conversion Shares) if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock that the Company may issue in this transaction in compliance with the Company’s obligations under the rules or regulations of Nasdaq Stock Market (such amount of shares, the “Exchange Cap”), except that such limitation shall not apply in respect of this transaction, in the event that the Company (A) obtains the shareholder approval to issue shares in connection with this transaction above the Exchange Cap, or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Buyers. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)           Accredited Investor Status. The Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(b)           Information. The Buyer and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by such Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(c)           Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(d)           Authorization, Enforcement. The Transaction Agreements to which each such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(e)           No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(f)            Certain Trading Activities. The Buyer has not directly or indirectly, nor has any corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency (each, a “Person”) acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company's securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company's agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer.

(g)           No General Solicitation. The Buyer is not purchasing or acquiring the Securities as a result of any general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(h)           Not an Affiliate. The Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (“Rule 144”)) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

(i)            Evaluation of Risks. The Buyer has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Securities of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Buyer acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Buyer may lose all or a part of its investment.

(j)            Investment Purpose. The Buyer is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, each registration statement filed pursuant to this Agreement covering the Registrable Securities (as defined below) (each a “Registration Statement”) or an applicable exemption under the Securities Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Buyer is acquiring the Shares hereunder in the ordinary course of its business. The Buyer acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any prospectus contained therein to the extent required by applicable law and to the extent the prospectus is related to the resale of (i) the Initial Conversion Shares and, if the Option is exercised, the Option Conversion Shares, (ii) the shares of Common Stock underlying the Initial Warrant, and if the Option is exercised, the Option Warrant, and (iii) any capital stock of the Company issued or issuable with respect to items (i), (ii) and (iii) hereunder, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are exercised or exchanged and shares of capital stock of a of any successor of the Company into which the shares of Common Stock are exercised or exchanged, in each case, without regard to any limitations on exercise of the Warrants (such securities, the “Registrable Securities”).

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth under the corresponding section of the disclosure schedule (dated as of the date of this Agreement) delivered to the Buyer by the Company on the date of this Agreement (the “Disclosure Schedule”) which Disclosure Schedule shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties as of the date hereof and as of each Closing Date as set forth below to each Buyer:

(a)           Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Debentures), have been duly authorized by the Company's board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Convertible Debentures, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)           Issuance of Securities. The issuance of the Securities has been duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of each Closing Date, the Company shall have reserved from its duly authorized capital stock not less than the Required Reserve Amount (as defined herein). Upon issuance or conversion in accordance with the Convertible Debentures, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

(d)           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the Conversion Shares, and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company's incorporation or in which it or its subsidiaries operate and the rules and regulations of the Nasdaq Capital Market (the “Principal Market,” provided however, that in the event the Company’s Common Stock is ever listed or traded on any of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market the “Principal Market” shall mean that market on which the Common Stock is then listed or traded) and including all applicable laws, rules and regulations of the State of incorporation of the Company) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e)           Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to each Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the stockholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Share form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)            Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an "affiliate" (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Buyer (nor any affiliate of any Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g)           No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with other offerings of securities of the Company. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h)           Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Debentures in accordance with the terms thereof is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(i)            Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities.

(j)            SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(k)           Absence of Certain Changes. Since the date of the Company's most recent audited financial statements contained in a Form 10-K, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company's most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(l)            No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

(m)          Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth on Schedule 3(m) of the Disclosure Schedule or as publicly disclosed in the Company SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the one year prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(n)           Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee, nor any other person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(o)           Equity Capitalization.

(i)           Authorized and Outstanding Capital Stock. As of September 26, 2023, the authorized capital stock of the Company consists of (A) 1,000,000,000 shares of Common Stock, of which, 643,268,500 are issued and outstanding and (B) 10,000,000 shares of preferred stock, none of which are issued and outstanding.

(ii)          Valid Issuance; Available Shares. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and nonassessable.

(iii)         Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company's or any Subsidiary's shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (G) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

(iv)         Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company's bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(p)           Litigation. Except as disclosed in the SEC Documents, or as set forth on Schedule 3(p) of the Disclosure Schedule, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(q)           Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. In accordance with the previous sentence, the Company currently maintains these insurance policies. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(r)            Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(s)           Sanctions Matters.  Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea, Zaporizhzhia and Kherson regions, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, Russia, Sudan and Syria (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries nor any director, officer or controlled affiliate of the Company or any of its Subsidiaries, has ever had funds blocked by a United States bank or financial institution, temporarily or otherwise, as a result of OFAC concerns.

(t)            Registration. Except as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company is eligible to register the Securities to be issued hereunder on the Registration Statement. The Securities issued hereunder are exempt from the qualification provisions of the Trust Indenture Act of 1939 (the “TIA”) and this Agreement and the transactions contemplated herein comply in all respects with the TIA.

(u)           Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company's best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.	OTHER AGREEMENTS AND COVENANTS.

(a)           Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which all the Convertible Debentures and Warrants are no longer outstanding (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b)           Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the transactions contemplated herein, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.

(c)           Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) on the Principal Market, subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such Principal Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on a Principal Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c). “Underlying Securities” means the (i) the Conversion Shares and the Warrant Shares, and (ii) any common stock of the Company issued or issuable with respect to the Conversion Shares or the Warrant Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged without regard to any limitations on conversion of the Convertible Debentures or the exercise of the Warrants.

(d)           Fees. The Company shall pay to YA Global II SPV, LLC, an affiliate of the lead Buyer (the “Subsidiary Fund”), a due diligence and structuring fee of $25,000, which shall be deducted from the gross proceeds of the Closing. The Company authorizes each Buyer to deduct any fees due hereunder from the gross process of the purchase of any Convertible Debenture.

(e)           Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(f)            Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the first Business Day after the date of this Agreement, the Company shall file with the SEC a current report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, required exhibits, the “Current Report”). From and after the filing of the Current Report, the Company shall have publicly disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of such Buyer (which may be granted or withheld in such Buyer's sole discretion).

(g)           Reservation of Shares. So long as any of the Convertible Debentures or Warrants remain outstanding, the Company shall have reserved from its duly authorized capital stock, and shall have instructed its transfer agent to irrevocably reserve, (1) prior to the date upon which the shareholders vote on the Shareholder Approval (the “Shareholder Approval Date”), not less than an amount of shares equal to 140,599,779 shares of Common Stock in the aggregate (which reserve amount includes reserves under the Convertible Debentures, Other Debentures (as defined in the Form of Debenture attached hereto), the June SPA Debentures (as defined in the Form of Debenture attached hereto), the August SPA Debentures (as defined in the Form of Debenture attached hereto), the Warrant, the Other Warrants (as defined in the Form of Warrant attached hereto) with the Buyer), the June SPA Warrants (as defined in the Form of Warrant attached hereto) held by the Buyer, and the August SPA Warrants (as defined in the Form of Warrant attached hereto) held by the Buyer), and (2) after the Shareholder Approval Date, not less than the maximum number of shares of Common Stock issuable upon conversion of the Convertible Debentures and the Other Debentures (assuming for purposes hereof that (x) the Convertible Debentures and such Other Debentures are convertible at the Floor Price as of the date of determination, (y) any such conversion shall not take into account any limitations on the conversion of the Debenture or Other Debentures set forth herein or therein, including the Floor Price, and issuable upon exercise of the Warrant and Other Warrants (assuming for purposes hereof that any such exercise shall not take into account any limitations on the exercise of the Warrant or Other Warrants set forth herein or therein) (as applicable, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of shares of Common Stock authorized to be issued is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserve Amount. If at any time from and after the Shareholder Approval Date, the number of shares of Common Stock that remain available for issuance under the Exchange Cap is less than 100% of the maximum number of shares issuable upon conversion of all the Convertible Debentures and Warrants then outstanding (assuming for purposes hereof that (x) the Convertible Debentures are convertible at the Conversion Price (as defined in the Convertible Debenture) and the Warrants are exercisable at the Exercise Price (as defined in the Warrants) then in effect, and (y) any such conversion or exercise (as applicable) shall not take into account any limitations on the conversion of the Convertible Debentures or exercise of the Warrants), the Company will use commercially reasonable efforts to promptly call and hold a special meeting of stockholders for the purpose of seeking the approval of its stockholders as required by the applicable rules of the Principal Market, for issuances of shares in excess of the Exchange Cap.

(h)           Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(i)            Except as expressly set forth below, the Buyer covenants that from and after the date hereof through and ending when no Convertible Debentures remain outstanding (the “Restricted Period”), no Buyer or any of its officers, or any entity managed or controlled by the Buyer (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, engage in any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) put equivalent position or any hedging transaction which establishes a net short position with respect to any securities of the Company (including the Common Stock), with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) Common Stock; or (2) selling a number of shares of Common Stock equal to the number of Underlying Shares that such Restricted Person is entitled to receive, but has not yet received from the Company or the transfer agent, (A) upon the completion of a pending conversion of the Convertible Debentures for which a valid Conversion Notice (as defined in the Convertible Debentures) has been submitted to the Company pursuant to Section 4(b) of the Convertible Debentures or (B) upon the completion of a pending exercise of Warrants for which a valid Notice of Exercise (as defined in the Warrants) has been submitted to the Company pursuant to the Warrants.

(j)            Trading Information. Upon the Company’s request, the Buyer agrees to provide the Company with trading reports setting forth the number and average sales prices of Conversion Shares sold the Buyer during the prior trading week.

(k)           [Reserved]

(l)            Prohibited Transactions. From the date hereof until all of the Convertible Debentures have been repaid or converted into shares of Common Stock, the Company agrees to not directly or indirectly enter into any contract, agreement or other item that would restrict or prohibit any of the Company’s obligations to the Buyer under the Transaction Documents, including, without limitation, any payments required by the Company to the Buyer(s) upon a Trigger Event (as defined in the Convertible Debentures).

(m)          Shareholder Approval. The Company shall call and hold an annual or special meeting of its shareholders on or before October 5, 2023 and make all necessary filings required by Nasdaq, the applicable federal securities laws and Delaware law to: (i) obtain the consent of the shareholders of the Company pursuant to Nasdaq Listing Rules 5635(b) for the issuance of shares of the Company’s Common Stock (i) upon the conversion of certain convertible debentures that have been issued to the Buyer pursuant to (a) the Securities Purchase Agreement entered into with the Buyer on June 30, 2023 (the “June SPA”), and (b) the Securities Purchase Agreement entered into with the Buyer on August 2, 2023 (the “August SPA”), (ii) upon the exercise of warrants issued pursuant to the June SPA and the August SPA, and (iii) if the Buyer chooses to exercise one or both options to purchase additional convertible debentures and warrants under the June SPA and the August SPA, respectively, pursuant to the conversion of such convertible debentures and/or upon the exercise of such warrants that may be issued upon exercise of one or both options (such consent, “Shareholder Approval”), (ii) obtain the consent of the shareholders to amend the Pre-Paid Advance Agreement to provide for a Floor Price of $0.10 per share; the recommendation of the Company’s Board of Directors shall be to vote in favor of each such proposal, and the Company shall solicit proxies from its shareholders in connection therewith and management-appointed proxyholders shall vote their proxies in favor of each such proposal. Upon Shareholder Approval of the proposals, the Company shall implement the reduction of the Floor Price in respect of the Pre-Paid Advance Agreement and the Convertible Debentures. The Company further covenants that by October 5, 2023 it shall increase or have the necessary amount of issued and authorized Common Stock in order to issue Common Stock to the Buyer pursuant to the Convertible Debentures.

(n)           On the date hereof, certain shareholders (including without limitation Tony Aquila and Aquila Family Ventures, LLC (for themselves and all other shares controlled or under the common control of either of them) of the Company shall execute and deliver a voting agreement pursuant to which such parties shall agree to vote their shares of the Company’s Common Stock in favor of all proposals set forth in Section 4(m) hereof.

(o)           Use of Proceeds. The Company shall use the proceeds from the issuance of the Convertible Debentures hereunder and the exercise of the Warrants for working capital and other general corporate purposes. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions Programs

(p)           From the date hereof until all the Convertible Debentures have been repaid, unless the Buyer shall have given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the date hereof) to, directly or indirectly (i) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debentures, (ii) make any payments in respect of any related party debt, (iii) enter into, agree to enter into, or effect any Variable Rate Transaction other than with the Buyer, or (iv) submit sales orders or consummate any sales pursuant to the August 8, 2022 Equity Distribution Agreement (the “Equity Distribution Agreement”) entered into by an among the Company, Evercore Group L.L.C. and H.C. Wainwright & Co. LLC. Notwithstanding the foregoing, the Company shall be permitted to access the Equity Distribution Agreement if a Trigger Event (as defined in the Convertible Debentures) has occurred and remains uncured, and 100% of the proceeds are used to make Monthly Prepayments (as defined in the Convertible Debenture) to the Buyer.

“Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity, warrants, or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such security, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) enters into or effects any agreement, including but not limited to an “equity line of credit,” “ATM agreement” or other continuous offering or similar offering of Common Stock.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)           Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Debentures in which the Company shall record the name and address of the Person in whose name the Convertible Debentures have been issued (including the name and address of each transferee), the amount of Convertible Debentures held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives. The Company hereby irrevocably agrees that it shall not require medallion guarantees in connection with any assignments or transfers of any of the Securities by the Buyer to any third party. The Company hereby authorizes its then-current transfer agent to rely on the foregoing and the Company hereby indemnifies and agrees to hold its then-current transfer agent harmless from any liability related to its complying with the foregoing. Upon request by the Buyer, the Company further agrees to promptly provide its then-current transfer agent with additional authorizations or indemnifications as may so request.

(b)           Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debentures to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)           Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)           Such Buyer and each other Buyer shall have delivered to the Company the applicable purchase price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(d)) for the Convertible Debentures being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with a letter, duly executed by an officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Closing Statement”).

(c)           The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(d)           The Buyer and the Company shall have entered into that certain registration rights agreement, substantially in form attached hereto as Exhibit C (the “Registration Rights Agreement”).

7.	CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase its Convertible Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)           The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Convertible Debenture with a principal amount corresponding to the Subscription Amount set forth opposite such Buyer’s name on Schedule of Buyers attached as Schedule I for the Closing.

(b)           Such Buyer shall have received the opinion of counsel to the Company, dated as of the Closing Date, in the form reasonably acceptable to such Buyer.

(c)           The Company shall have delivered to each Buyer copies of its and each Subsidiaries certified copies of its charter, as well as any shareholder or operating agreements by or among the shareholders or members of any of the Company’s Subsidiaries.

(d)           The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company as of a date within ten (10) days of the Closing Date.

(e)           Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(f)            The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor, except as set forth on Schedule 7(f) of the Disclosure Schedules, shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(g)           The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(h)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(i)            Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect, or an Event of Default (as defined in the Convertible Debentures).

(j)            The Company shall have filed a listing of additional shares notification form with the Nasdaq for listing of the maximum number of Conversion Shares issuable pursuant to the Convertible Debentures to be issued at the Closing.

(k)           Such Buyer shall have received the Closing Statement.

(l)            (i) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and (ii) at any time from the date hereof to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(m)          The board of directors of the Company has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or materially modified and remains in full force and effect as of the Closing, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of the Company shall have been provided to the Buyers.

(n)           The Company shall have delivered to the Buyer a compliance certificate executed by an executive officer of the Company certifying that Company has complied with all of the conditions precedent to the Closing set forth herein and which may be relied upon by the Buyer as evidence of satisfaction of such conditions without any obligation to independently verify.

(o)           The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(p)           The Buyer and the Company shall have entered into the Registration Rights Agreement.

8.	TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer's breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Debentures shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a)           Governing Law. This Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b)           Jurisdiction; Venue; Service.

(i)           The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the State of New York (the “Governing Jurisdiction”) and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii)          The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Buyer or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii)         Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Buyer arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Buyer in any suit, claim, action, litigation or proceeding brought by the Buyer against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Buyer brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Buyer against the Company. The Company agrees that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Buyer in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company irrevocably and unconditionally agrees that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Buyer arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Buyer agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv)         The Company and the Buyer irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Agreement, such service to become effective thirty (30) days after the date of mailing.

(v)          Nothing herein shall affect the right of the Buyer to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c)           THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY MATTER RELATING TO THIS AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT, OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

(d)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(e)           Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(f)            Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(g)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	CANOO, INC.
19951 Mariner Avenue Torrance, California 90503 Telephone: Attention: Tony Aquila E-Mail: [*****]
With Copy to:	CANOO, INC. 19951 Mariner Avenue Torrance, California 90503 Attention: Hector Ruiz, General Counsel

E-Mail: [*****]

If to a Buyer, to its address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

With copy to:	David Fine, Esq. c/o Yorkville Advisors Global, LP 1012 Springfield Avenue Mountainside, NJ 07092 Email: [*****]

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender's e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively

(h)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Debentures (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(i)            Indemnification.

(i)           In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made to such Buyer pursuant to Section 4(f), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)          Promptly after receipt by an Indemnitee under this Section 9(i) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(g), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(i), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii)         The indemnification required by this Section 9(i) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Company.

(iv)         The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(j)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

CANOO, INC.

By:	/s/ Tony Aquila
Name:	Tony Aquila
Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:	/s/ Matt Beckman
Name:	Matt Beckman
Title:	Member

LIST OF EXHIBITS:

EXHIBIT A

FORM OF CONVERTIBLE DEBENTURES

THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

CANOO, INC.

Convertible Debenture

Principal Amount: $15,000,000

Debenture Issuance Date: September 26, 2023

Debenture Number: GOEV-4

FOR VALUE RECEIVED, CANOO, INC., an entity organized under the laws of the State of Delaware (the "Company"), hereby promises to pay to the order of YA II PN, Ltd., or its registered assigns (the "Holder") the amount set out above as the principal amount (as reduced or increased pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at the applicable Interest Rate from the date set out above as the Debenture Issuance Date (the "Issuance Date") until the same becomes due and payable, whether upon the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Debenture (including all debentures issued in exchange, transfer or replacement hereof, this "Debenture") was originally issued pursuant to the Securities Purchase Agreement dated as of September 26, 2023, as it may be amended from time to time (the “Securities Purchase Agreement”) between the Company and the Buyers listed on the Schedule of Buyers attached thereto. Certain capitalized terms used herein are defined in Section (14).

(1)           GENERAL TERMS

(a)           Maturity Date. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest, and any other amounts outstanding pursuant to the terms of this Debenture. The "Maturity Date" shall be November 26, 2024, as may be extended at the option of the Holder. Other than as specifically permitted by this Debenture, the Company may not prepay or redeem any portion of the outstanding Principal and accrued and unpaid Interest.

(b)           Interest Rate and Payment of Interest. Interest shall accrue on the outstanding Principal balance hereof at an annual rate equal to 3% (“Interest Rate”), which Interest Rate shall increase to an annual rate of 15% upon an Event of Default for so long as it remains uncured. Interest shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

(c)           Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(2)           PAYMENTS

(a)           Monthly Payments. If, at any time after the Issuance Date set forth above, and from time to time thereafter, a Trigger Event occurs, then the Company shall redeem $3,750,000 in Principal amount outstanding (in the aggregate among this Debenture and all Other Debentures) or, if less than $3,750,000 in Principal amount is outstanding as at the applicable payment date, the entire Principal amount outstanding (in the aggregate among this Debenture and all Other Debentures) as of the applicable payment date (such amount, the “Triggered Principal Amount”) by making monthly prepayments to the Holder in the amount of the Prepayment Amount (as defined below) beginning on the tenth (10th) Trading Day after the Trigger Date and continuing on the same day of each successive Calendar Month (the “Monthly Prepayments”). The “Prepayment Amount” for each Monthly Prepayment shall be an amount equal to the sum of (i) an amount of Principal equal to the Triggered Principal Amount, plus (ii) a redemption premium equal to 5% in respect of such Triggered Principal Amount, plus (iii) all accrued and unpaid Interest hereunder as of each payment date. Notwithstanding the foregoing, (x) each Triggered Principal Amount shall be reduced by any Principal and/or accrued and unpaid Interest converted by the Holder in the 30 days prior to such monthly prepayment date and (y) following a Trigger Date and for so long as the Company’s obligation to make Monthly Payments as a result thereof is continuing, the occurrence of any subsequent Trigger Event shall not result in a Trigger Date. The obligation of the Company to make Monthly Prepayments hereunder shall cease (with respect to any payment that has not yet come due) if any time after the Trigger Date, (A) in the event of a Floor Price Trigger, on the date that is the fifth (5th) consecutive Trading Day that the daily VWAP of the Company’s Common Stock is greater than 110% of the Floor Price, (B) in the event of an Exchange Cap Trigger, the date the Company has obtained shareholder approval to approve the issuance of share of Common Stock issuable under this Debenture in excess of the Exchange Cap and/or the Exchange Cap no longer applies, and (c) in the event of a Registration Event Trigger, the conditions causing the Registration Event Trigger have been cured, unless a subsequent Trigger Date occurs. If this Debenture or any Other Debentures are held by more than one holder, then the Triggered Principal Amount and redemption premium equal to 5% in respect of such Triggered Principal Amount shall be allocated to each holder based on each holder’s pro-rata portion of the total outstanding Principal amount outstanding on all such debentures.

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(b)           Early Redemption. The Company at its option shall have the right, but not the obligation, to redeem (“Optional Redemption”) early a portion or all amounts outstanding under this Debenture in cash at the Redemption Amount (as defined below) as described in this Section; provided that (i) the Company provides the Holder with at least 10 Trading Days’ prior written notice (each, a “Redemption Notice”) of its desire to exercise an Optional Redemption, and (ii) on the date the Redemption Notice is issued, the trading price of the Common Stock is less than the Fixed Conversion Price. Each Redemption Notice shall be irrevocable and shall specify the outstanding balance of the Debentures to be redeemed and the applicable Redemption Premium. The “Redemption Amount” shall be an amount equal to the outstanding Principal balance being redeemed by the Company, plus a redemption premium equal to 5% in respect of such Principal amount, plus all accrued and unpaid interest hereunder as of such redemption date. After receipt of the Redemption Notice, the Holder shall have 10 Business Days to elect to convert all or any portion of the outstanding Principal of the Debenture plus all accrued and unpaid Interest. On the 11th Business Day after the Redemption Notice, the Company shall deliver to the Holder the Redemption Amount with respect to the Principal amount redeemed after giving effect to conversions effected during the applicable notice period.

(c)           Mandatory Redemption. In the event that the Company enters into a Secured Financing Transaction, then, unless waived by the Holder, the Company shall be required to redeem an amount equal to one half of the original Principal amount of this Debenture or, if less than one half of the original Principal amount of this Debenture is outstanding as at the applicable payment date, the entire Principal amount as of the applicable payment date, plus a redemption premium equal to 5% in respect of such Principal amount, plus all accrued and unpaid interest hereunder as of such redemption date. The payment date for any mandatory redemption shall be the closing date of such transaction and the amount to be paid to the Holder shall be paid directly from the proceeds of the closing.

(3)           EVENTS OF DEFAULT.

(a)           An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           the Company's failure to pay to the Holder any amount of Principal after such payment is due, or any Interest, or other amounts when and as due under this Debenture or any other Transaction Document (as defined in Section (14)) within five (5) Business Days after such payment is due;

(ii)          The Company or any Subsidiary of the Company shall commence, or there shall be commenced against the Company or any Subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company or any Subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or any Subsidiary of the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company or any Subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any Subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary of the Company for the purpose of effecting any of the foregoing;

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(iii)         The Company or any Significant Subsidiary of the Company shall default in any of its obligations under any other debenture, or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Significant Subsidiary of the Company in an amount exceeding $5,000,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable and such default is not thereafter cured within five (5) Business Days;

(iv)         The Common Stock shall cease to be quoted or listed for trading, as applicable, on any Primary Market for a period of ten (10) consecutive Trading Days;

(v)          The Company or any Subsidiary of the Company shall be a party to any Change of Control Transaction (as defined in Section (14)) unless in connection with such Change of Control Transaction this Debenture is redeemed under Section (2)(b);

(vi)         the Company's (A) failure to deliver the required number of shares of Common Stock to the Holder within two (2) Trading Days after the applicable Share Delivery Date or (B) notice, written or oral, to any holder of the Debenture, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Debenture into shares of Common Stock that is tendered in accordance with the provisions of the Debenture, other than pursuant to Section (4)(c);

(vii)        The Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within five (5) Business Days after such payment is due;

(viii)       The Company’s failure to timely file with the Commission any Periodic Report on or before the due date of such filing as established by the Commission, it being understood, for the avoidance of doubt, that due date includes any permitted filing deadline extension under Rule 12b-25 under the Exchange Act;

(ix)          Any representation or warranty made or deemed to be made by or on behalf of the Company in or in connection with any Transaction Document, or any waiver hereunder or thereunder, shall prove to have been incorrect in any material respect (or, in the case of any such representation or warranty already qualified by materiality, such representation or warranty shall prove to have been incorrect) when made or deemed made;

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(x)          Any material provision of any Transaction Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, ceases to be in full force and effect; or the Company contests in writing the validity or enforceability of any provision of any Transaction Document; or purports in writing to revoke, terminate (other than in line with the relevant termination provisions) or rescind any Transaction Document;

(xi)          the Company uses the proceeds of the issuance of this Debenture, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulations T, U and X the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof), or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose; or

(xii)         Any Event of Default (as defined in the Other Debentures, the June SPA Debentures, the August SPA Debentures, or in any Transaction Document other than this Debenture) occurs with respect to any Other Debentures, any of the June SPA Debentures, any of the August SPA Debentures, or any breach of any material term of any other debenture, note, or instrument held by the Holder in the Company or any agreement between or among the Company and the Holder; or

(xiii)        The Company shall fail to observe or perform any material covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any provision of this Debenture (except as may be covered by Section (3)(a)(i) through (3)(a)(xii) hereof), the Securities Purchase Agreement, or any other Transaction Document) which is not cured or remedied within the time prescribed or if no time is prescribed within ten (10) Business Days.

(b)           During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred and is continuing (other than an event with respect to the Company described in Section (3)(a)(ii)), the full unpaid Principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election given by notice pursuant to Section (7), immediately due and payable in cash; provided that, in the case of any event with respect to the Company described in Section (3)(a)(ii), the full unpaid Principal amount of this Debenture, together with accrued and unpaid interest and other amounts owing in respect thereof to the date of acceleration, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company. Furthermore, in addition to any other remedies, the Holder shall have the right (but not the obligation) to convert, at the Conversion Price, on one or more occasions all or part of the Conversion Amount in accordance with Section (4) and subject to the limitations in Section (4)(c) at any time after (x) an Event of Default (provided that such Event of Default is continuing) or (y) the Maturity Date at the Conversion Price. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, (other than required notice of conversion) and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder in writing at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. For the purposes hereof, an Event of Default is “continuing” if it has not been cured, remedied or waived, except that an Event of Default relating to a payment is “continuing” if it has not been waived, or has not been cured or remedied within the time period prescribed in Section 3(a)(i).

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(4)           CONVERSION OF DEBENTURE. This Debenture shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section (4).

(a)           Conversion Right. Subject to the limitations of Section (4)(c), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section (4)(b), at the Conversion Price (as defined below). The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to this Section (4)(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All calculations under this Section (4) shall be rounded to the nearest $0.0001. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(i)           "Conversion Amount" means the portion of the Principal and accrued Interest to be converted, redeemed or otherwise with respect to which this determination is being made.

(ii)          "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination the lower of (i) $0.50 per share of Common Stock (the “Fixed Conversion Price”), or (ii) 95% of the lowest daily VWAP for the Common Stock during the five consecutive Trading Days immediately preceding the Conversion Date or other date of determination (the “Variable Conversion Price”), but which Variable Conversion Price shall not lower than the Floor Price. The Conversion Price shall be adjusted from time to time pursuant to the other terms and conditions of this Debenture.

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(b)           Mechanics of Conversion.

(i)           Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by email (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and (B) if required by Section (4)(b)(iii), surrender this Debenture to a nationally recognized overnight delivery service for delivery to the Company (or an indemnification undertaking reasonably satisfactory to the Company with respect to this Debenture in the case of its loss, theft or destruction). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (X) if legends are not required to be placed on certificates or the book-entry position of the Common Stock and provided that the Company’s transfer agent is participating in the Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program, instruct such transfer agent to credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, or if restrictive legends are required to be places on certificates or book-entry positions of the Common Stock, issue and deliver to the address as specified in the Conversion Notice, a certificate or book-entry position, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Debenture is physically surrendered for conversion and the outstanding Principal of this Debenture is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Debenture and at its own expense, issue and deliver to the holder a new Debenture representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Debenture shall be treated for all purposes as the record holder or holders of such shares of Common Stock upon the transmission of a Conversion Notice.

(ii)           Company's Failure to Timely Convert. If within three (3) Trading Days after the Company's receipt of an email copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such Holder's conversion of any Conversion Amount (a "Conversion Failure"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the Conversion Date.

(iii)          Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Debenture to the Company unless (A) the full Conversion Amount represented by this Debenture is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Debenture upon physical surrender of this Debenture. The Holder and the Company shall maintain records showing the Principal and Interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Debenture upon conversion.

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(c)           Limitations on Conversions.

(i)           Beneficial Ownership. The Holder shall not have the right to convert any portion of this Debenture or receive shares of Common Stock hereunder to the extent that after giving effect to such conversion or receipt of such shares of Common Stock, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a Principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum Principal amount permitted to be converted on such Conversion Date in accordance with Section (4)(a) and, any Principal amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Debenture. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(ii)          Principal Market Limitation. Notwithstanding anything in this Debenture to the contrary, the Company shall not issue any shares of Common Stock pursuant to the terms of this Debenture if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock that the Company may issue upon conversion of the Debenture, and the Other Debentures in compliance with the Company’s obligations under the rules or regulations of Nasdaq Stock Market (such amount of shares shall be referred to as the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Stock Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder.

(d)           Other Provisions.

(i)           All calculations under this Section (4) shall be rounded to the nearest $0.0001 or whole share.

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(ii)          The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock such number of shares of Common Stock: (1) prior to the Shareholder Vote Date, not less than an amount of shares equal to 140,599,779 shares of Common Stock in the aggregate (which reserve amount includes reserves under the Other Debentures, the June SPA Debentures, the August SPA Debentures, and any prior debenture entered into with Holder) and (2) after the Shareholder Vote Date, not less than the maximum number of shares of Common Stock issuable upon conversion of this Debenture and the Other Debentures (assuming for purposes hereof that (x) this Debenture and such Other Debentures are convertible at the Floor Price as of the date of determination, (y) any such conversion shall not take into account any limitations on the conversion of the Debenture or Other Debentures set forth herein or therein, including the Floor Price (as applicable, the “Required Reserve Amount”), provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section (4)(d)(ii) be reduced other than proportionally with respect to all shares of Common Stock in connection with any conversion (other than pursuant to the conversion of this Debenture and the Other Debentures in accordance with their terms) and/or cancellation, or reverse stock split. If at any time the number of shares of Common Stock reserved pursuant to this Section (4)(d)(ii) becomes less than the Required Reserve Amount, the Company will promptly take all corporate action necessary to propose to its general meeting of shareholders an increase of its authorized share capital necessary to meet the Company's obligations pursuant to this Debenture, recommending that shareholders vote in favor of such an increase. The Company covenants that, upon issuance in accordance with conversion of this Debenture in accordance with its terms, the shares of Common Stock, when issued, will be validly issued, fully paid and nonassessable.

(iii)          Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section (3) herein for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(5)           Adjustments to Conversion Price

(a)           Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then each of the Fixed Conversion Price and the Floor Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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(b)           Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon a conversion of this Debenture, at the Holder's option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Debenture) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Debenture initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Price. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Debenture.

(c)           Whenever the Conversion Price is adjusted pursuant to Section (5) hereof, the Company shall promptly provide the Holder with a written notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(d)           In case of any (1) merger or consolidation of the Company or any Subsidiary of the Company with or into another Person, or (2) sale by the Company or any Subsidiary of the Company of more than one-half of the assets of the Company in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section 5(b), (B) convert the aggregate amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate Principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible debenture with a Principal amount equal to the aggregate Principal amount of this Debenture then held by such Holder, plus all accrued and unpaid Interest and other amounts owing thereon, which such newly issued convertible debenture shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debenture was issued. In the case of clause (C), the conversion price applicable for the newly issued convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

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(6)           REISSUANCE OF THIS DEBENTURE.

(a)           Transfer. If this Debenture is to be transferred, which any such transfer shall require prior mutual consent (not to be unreasonably withheld, conditioned or delayed) by the Holder and the Company, the Holder shall surrender this Debenture to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Debenture (in accordance with Section (6)(d)), registered in the name of the registered transferee or assignee, representing the outstanding Principal being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal is being transferred, a new Debenture (in accordance with Section (6)(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of Section (4)(b)(iii) following conversion or redemption of any portion of this Debenture, the outstanding Principal represented by this Debenture may be less than the Principal stated on the face of this Debenture.

(b)           Lost, Stolen or Mutilated Debenture. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Debenture, the Company shall execute and deliver to the Holder a new Debenture (in accordance with Section (6)(d)) representing the outstanding Principal.

(c)           Debenture Exchangeable for Different Denominations. This Debenture is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Debenture or Debentures (in accordance with Section (6)(d)) representing in the aggregate the outstanding Principal of this Debenture, and each such new Debenture will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)           Issuance of New Debentures. Whenever the Company is required to issue a new Debenture pursuant to the terms of this Debenture, such new Debenture (i) shall be of like tenor with this Debenture, (ii) shall represent, as indicated on the face of such new Debenture, the Principal remaining outstanding (or in the case of a new Debenture being issued pursuant to Section 5(6)(a) or Section 5(6)(c), the Principal designated by the Holder which, when added to the Principal represented by the other new Debentures issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Debenture immediately prior to such issuance of new Debentures), (iii) shall have an issuance date, as indicated on the face of such new Debenture, which is the same as the Issuance Date of this Debenture, (iv) shall have the same rights and conditions as this Debenture, and (v) shall represent accrued and unpaid Interest from the Issuance Date.

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(7)           NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	Canoo, Inc.
19951 Mariner Avenue Torrance, California 90503
Attn: Tony Aquila
Telephone:
Email: [*****]

with a copy (which shall not constitute notice) to:	Canoo, Inc. 15520 Highway 114 Justin, TX 76247 Attention: Hector Ruiz Email: [*****]

If to the Holder:	YA II PN, Ltd
c/o Yorkville Advisors Global, LLC 1012 Springfield Avenue
Mountainside, NJ 07092
Attention: Mark Angelo
Telephone: [*****]
Email: [*****]

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender's email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(8)           NO IMPAIRMENT. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the Principal of, interest and other charges (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. As long as this Debenture is outstanding, the Company shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents in any manner that materially and adversely affects any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities; (iii) enter into any agreement with respect to any of the foregoing; or (iv) enter into any agreement, arrangement or transaction in or of which the terms thereof would restrict, or prohibit the ability of the Company to perform its obligations under the this Debenture, including, without limitation, the obligation of the Company to make cash payments hereunder.

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(9)           This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

(10)         CHOICE OF LAW; VENUE; WAIVER OF JURY TRIAL

(a)           Governing Law. This Debenture and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b)           Jurisdiction; Venue; Service.

(i)           The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii)          The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii)         Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Debenture or any matter relating to this Debenture, or any other Transaction Document, or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company agrees that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company irrevocably and unconditionally agrees that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Holder arising out of or based upon this Debenture or any matter relating to this Debenture, or any other Transaction Document, or any contemplated transaction, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(iv)         The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Debenture, such service to become effective thirty (30) days after the date of mailing.

(v)          Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c)           THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS DEBENTURE OR ANY MATTER RELATING TO THIS DEBENTURE, OR ANY OTHER TRANSACTION DOCUMENT, OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

(11)         If the Company fails to strictly comply with the terms of this Debenture, then the Company shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorneys’ fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

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(12)         Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

(13)         If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any Interest or other amount deemed Interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or Interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Debenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(14)         CERTAIN DEFINITIONS. For purposes of this Debenture, the following terms shall have the following meanings:

(a)           "August SPA” means the securities purchase agreement dated August 2, 2023 between the Holder and the Company.

(b)           “August SPA Debentures” means the convertible debenture issued to the Holder on August 2, 2023, any other debentures issued pursuant to the August SPA, and any other debentures, notes, or other instruments issued in exchange, replacement, or modification of the foregoing.

(c)           "Bloomberg" means Bloomberg Financial Markets (or if not available, a similar service provider of national recognized standing).

(d)           “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

(e)           “Change of Control Transaction” means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting power of the Company (except that the acquisition of voting securities by the Holder or any other current holder of convertible securities of the Company shall not constitute a Change of Control Transaction for purposes hereof), (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Company (other than as due to the death or disability of a member of the board of directors) which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Company or any Subsidiary of the Company in one or a series of related transactions with or into another entity, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c). No transfer to a wholly-owned Subsidiary shall be deemed a Change of Control Transaction under this provision.

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(f)            “Closing Price” means the price per share in the last reported trade of the Common Stock on a Primary Market or on the exchange which the Common Stock is then listed as quoted by Bloomberg.

(g)           “Commission” means the Securities and Exchange Commission.

(h)           “Common Stock” means the common stock, par value $0.0001, of the Company and stock of any other class into which such shares may hereafter be changed or reclassified.

(i)            “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(j)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)           “Floor Price” means $0.10 per share.

(l)            “Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person and the Company is the non-surviving company (other than a merger or consolidation with a wholly owned Subsidiary of the Company for the purpose of redomiciling the Company), (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

(m)          "June SPA” means the securities purchase agreement dated June 30, 2023 between the Holder and the Company.

(n)           “June SPA Debentures” means the convertible debenture issued to the Holder on June 30, 2023, any other debentures issued pursuant to the June SPA, and any other debentures, notes, or other instruments issued in exchange, replacement, or modification of the foregoing.

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(o)           “Other Debentures” means any other debentures issued pursuant to the Securities Purchase Agreement and any other debentures, notes, or other instruments issued in exchange, replacement, or modification of the foregoing.

(p)           “Periodic Reports” shall mean the Company’s (i) Annual Report on Form 10-K for the fiscal year ending December 31, 2023, (ii) any current report to be filed on Form 10-Q for each calendar quarter in 2023 and beyond, and (iii) all other reports required to be filed by the Company with the Commission under applicable laws and regulations (including, without limitation, Regulation S-K) for so long as any amounts are outstanding under this Debenture or any Other Debenture; provided that all such Periodic Reports shall include, when filed, all information, financial statements, audit reports (when applicable) and other information required to be included in such Periodic Reports in compliance with all applicable laws and regulations.

(q)           “Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(r)            “Primary Market” means the Nasdaq Stock Market; provided however, that in the event the Common Stock is ever listed or traded on The New York Stock Exchange or any successor thereto, and such exchange is the principal trading market for the Common Stock in the United States, then the “Primary Market” shall mean The New York Stock Exchange or such successor thereto.

(s)           “Registration Rights Agreement” shall have the meaning set forth in the Securities Purchase Agreement.

(t)           “Registration Statement” shall have the meaning set forth in the Securities Purchase Agreement.

(u)           “Secured Financing Transaction” means any transaction or series of transactions pursuant to which the Company enters into, creates, or incurs any indebtedness for borrowed money of any kind, and in connection with such transaction, grants any lien, security interest, or other charge or encumbrance to its assets or property.

(v)           “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(w)          “Shareholder Vote Date” shall have the meaning set forth in the Securities Purchase Agreement.

(x)           “Significant Subsidiary” of any Person means any Subsidiary of that Person that constitutes a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of that Person.

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(y)           “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

(z)           “Trading Day” means a day on which the shares of Common Stock are quoted or traded on a Primary Market on which the shares of Common Stock are then quoted or listed; provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

(aa)         “Transaction Document” means, each of, this Debenture, the Other Debentures, the Securities Purchase Agreement, the Registration Rights Agreement, and any other documents, agreements, instruments or other items executed or delivered in connection with any of the foregoing.

(bb)        “Trigger Date” shall mean the last such day upon which an event has occurred that constitutes a Trigger Event.

(cc)         “Trigger Event” shall mean (i) the daily VWAP of the Common Stock is less than the Floor Price for five Trading Days during a period of at least five trading days during a period of seven consecutive Trading Days (a “Floor Price Trigger”), or (ii) a condition exists, and shall continue for five consecutive Trading Days, whereby the Company shall be unable to issue Common Stock to the Holder which may be freely resold by the Holder without any limitations or restrictions (other than pursuant to Section (4)(c)), including, without limitation, the occurrence of any event causing a suspension in the Holder’s ability to use any prospectus contained in a Registration Statement, or a stop order or suspension of the effectiveness of a the Registration Statement (a “Registration Event Trigger”), or (iii) anytime after the Shareholder Vote Date, either (y) the Company has not obtained shareholder approval for proposal 2 set forth in the Company’s revised definitive proxy statement filed with the SEC on August 17, 2023, or (z) if the Company has obtained such shareholder approval, the Company has issued in excess of 99% of the shares of Common Stock available under the Exchange Cap in respect of this Debenture (an “Exchange Cap Trigger”).

(dd)        “Triggered Principal Amount” shall have the meaning set forth in Section (2)(a).

(ee)         “Underlying Shares” means the shares of Common Stock issuable upon conversion of this Debenture or as payment of Interest in accordance with the terms hereof.

(ff)          "VWAP" means, for any security as of any date, the daily dollar volume-weighted average price for such security on the Primary Market during regular trading hours as reported by Bloomberg through its “Historical Prices – Px Table with Average Daily Volume” functions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:

CANOO, INC.

By:
Name:	Tony Aquila
Title:	Chief Executive Officer

EXHIBIT I
CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Debenture)

TO: CANOO, INC.

Via Email:

The undersigned hereby irrevocably elects to convert a portion of the outstanding and unpaid Conversion Amount of Debenture No. GOEV-4 into shares of Common Stock of CANOO, INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Principal Amount to be Converted:

Accrued Interest to be Converted:

Total Conversion Amount to be converted:

Fixed Conversion Price:

Variable Conversion Price:

Applicable Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock in the following name and deliver them to the following account:

Issue to:

Broker DTC Participant Code:

Account Number:

Authorized Signature:

Name:

Title:

EXHIBIT B

FORM OF WARRANTS

WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

CANOO, INC.

Warrant To Purchase Common Stock

Warrant No.: GOEV-4	Number of Shares:	27,995,520
	Warrant Exercise Price:	$0.5358

Date of Issuance: September 26, 2023

CANOO, INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, YA II PN, Ltd. (the “Holder”), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) 27,995,520 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the “Warrant Shares”) at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Holder (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

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Section 1.

(a)           This Warrant is being issued pursuant to the Securities Purchase Agreement (“Securities Purchase Agreement”) of even date herewith between the Company and the Holder or issued in exchange or substitution thereafter or replacement thereof. Each Capitalized term used, and not otherwise defined herein, shall have the meaning ascribed thereto in the Securities Purchase Agreement.

(b)           Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i)            “Approved Stock Plan” means a stock option plan that has been approved by the Board of Directors of the Company prior to the date of the Securities Purchase Agreement, pursuant to which the Company’s securities may be issued only to any employee, officer or director or qualified consultant for services provided to the Company.

(ii)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(iii)          “Closing Bid Price” means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets (“Bloomberg”) through its “Volume at Price” function).

(iv)         “Common Stock” means (i) the Company’s common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(v)          “Event of Default” means an event of default under the Securities Purchase Agreement.

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(vi)         “Excluded Securities” means, (a) shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan, (b) shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date prior to date of the Securities Purchase Agreement, provided that the terms of such right, option, obligation or security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement, and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of shares of Common Stock issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date of the Securities Purchase Agreement, and (c) the shares of Common Stock issued or deemed to be issued by the Company upon conversion of the Convertible Debentures or exercise of the Warrants.

(vii)        “Expiration Date” means September 26, 2028. If such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a “Holiday”), the next date that is not a Holiday.

(viii)        “Issuance Date” means the date hereof.

(ix)           “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(x)            “Other Warrants” means any other warrants issued pursuant to the Securities Purchase Agreement and any other warrants, notes, or other instruments issued in exchange, replacement, or modification of the foregoing, and any other warrants issued by the Company to the Holder on or after the special meeting of its stockholders held on January 24, 2023.

(xi)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(xii)          “Principal Market” means on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq National Market, or (d) the Nasdaq Capital Market.

(xiii)         “Securities Act” means the Securities Act of 1933, as amended.

(xiv)         “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(xv)          “Warrant Exercise Price” shall be $0.5358 or as subsequently adjusted as provided in Section 8 hereof.

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(c)           Other Definitional Provisions.

(i)            Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company’s successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii)           When used in this Warrant, the words “herein”, “hereof”, and “hereunder” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section”, “Schedule”, and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii)          Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2.               Exercise of Warrant.

(a)           Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date (“Cash Basis”) or (ii) if at the time of exercise, the Warrant Shares are not subject to an effective registration statement, or can be sold without restriction or limitation pursuant to Rule 144 as promulgated under the Securities Act or if an Event of Default has occurred, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (the “Cashless Exercise”):

Net Number = (A x B) – (A x C)

B

For purposes of the foregoing formula:

A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

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B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall on or before the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the “Exercise Delivery Documents”), and if the Common Stock is DTC eligible, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (i) or (ii) above the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder’s Exercise Notice.

Notwithstanding anything in this Warrant to the contrary, the Company shall not issue any shares of Common Stock pursuant to the terms of this Warrant if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock that the Company may issue upon conversion of this Warrant and the Other Warrants in compliance with the Company’s obligations under the rules or regulations of Nasdaq Stock Market (such amount of shares shall be referred to as the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Stock Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder.

(b)           If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm’s or accountant’s determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

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(c)           Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

(d)           No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

(e)           If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder’s balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder’s exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant, have any other remedies otherwise available to such holder.

(f)            If within ten (10) days after the Company’s receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant, have any other remedies otherwise available to such holder.

Section 3.               Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a)           This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b)           All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c)           During the period within which the rights represented by this Warrant may be exercised, the Company will at all times comply with the covenants set forth in Section 4(g) of the Securities Purchase Agreement with respect to the Required Reserve Amount (as defined in the Securities Purchase Agreement). If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

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(d)           If at any time after the date hereof the Company shall file a registration statement (other than a registration statement on Form S-4, S-8 or for which the underwriter for such offering refuses in writing to include the Warrant Shares), the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(e)           The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action (it being understood that filing a Certificate of Designation or implementing a reverse split are not intended to be included in this provision), avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(f)            This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4.               Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5.               Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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Section 6.               Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”). Upon exercise of this Warrant the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

Section 7.               Ownership and Transfer. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

Section 8.               Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

(a)           Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

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(b)           Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(i)            any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

(ii)           either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

(c)           Certain Events. If any event occurs of the type contemplated by the provisions of this Section 9 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features other than to employees, officers, directors or consultants as compensation), then the Company’s Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 9(a), that no such adjustment pursuant to this Section 9(c) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 9.

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(d)           Notices.

(i)           Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii)           The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(iii)          The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

Section 9.               Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

(a)           In addition to any adjustments pursuant to Section 9 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. In the event the holder of this Warrant does not exercise any part of this Warrant, the Purchase Rights allocable to such unexercised portion of the Warrant shall be automatically canceled.

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(b)           Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder’s Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

Section 10.             Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11.             Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Holder:	YA II PN, Ltd.
c/o Yorkville Advisors Global, LP 1012 Springfield Avenue
Mountainside, NJ 07092
Attention: Mark Angelo
Telephone: [*****] Email: [*****]

With Copy to:	Troy J. Rillo, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Telephone: [*****]
Email: [*****] [*****]

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If to the Company, to:	Canoo, Inc.
19951 Mariner Avenue Torrance, California 90503
Attn: Tony Aquila
Email: [*****]

With a copy to:	Canoo, Inc. 15520 Highway 114 Justin, TX 76247 Attention: Hector Ruiz Email: [*****]

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder’s representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days’ prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or (B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 12.             Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly-void and of no effect after the close of business on the Expiration Date.

Section 13.             Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 9(a), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

Section 14.             Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Union County and the United States District Court for the District of New York, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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Section 15.            Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

CANOO, INC.

By:
Name:	Tony Aquila
Title:	Chief Executive Officer

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EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED
BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

CANOO, INC.

The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock (“Warrant Shares”) of CANOO, INC. (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

1. ☐        Cash Exercise

(a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares. The Company shall deliver to the holder                Warrant Shares in accordance with the terms of the Warrant.

2. ☐        Cashless Exercise

(a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares. The Company shall deliver to the holder                  Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B TO WARRANT

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase ____________ shares of the capital stock of Canoo, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:

By:
Name:
Title:

B-1

SCHEDULE I

SCHEDULE OF BUYERS

(a)		(b)	(c)
Buyer		Subscription Amount of Convertible Debentures	Purchase Price

YA II PN, Ltd.
1012 Springfield Avenue	Initial Convertible Debenture	$15,000,000	$12,525,000 (83.5% of Subscription Amount)
Mountainside, NJ 07092
Email: [*****]	Option Debenture	Up to $30,000,000	Up to $28,200,000 (94% of Subscription Amount)

Legal Representative’s Address and E-Mail Address
David Fine, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Email: [*****]

Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of September 26, 2023, is entered into by and between the undersigned stockholder (the “Stockholder”) of Canoo Inc., a Delaware corporation (the “Company”), and the Company. The Company and the Stockholder are each sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.            Prior to or concurrently with the execution of this Agreement, the Company has entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Buyer”), in connection with the issuance and sale by the Company of convertible debentures in an initial aggregate principal amount of $15,000,000, as well as, among other things, the Option Debenture, the Initial Warrant and the Option Warrant.

B.            In order to induce Buyer to enter into the Purchase Agreement and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Stockholder hereby makes certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of Common Stock Beneficially Owned by the Stockholder and set forth below the Stockholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Common Stock pursuant to Section 6 hereof, the “Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.              Definitions. For purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. When used in this Agreement, the following terms in all of their tenses, cases, and correlative forms shall have the meanings assigned to them in this Section 1.

(a)            “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the 1934 Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.

(b)            “Beneficial Owner” shall mean the Person who Beneficially Owns the referenced securities.

2.              Representations of Stockholder. The Stockholder represents and warrants to the Company that:

(a)            Ownership of Shares. The Stockholder: (i) is the Beneficial Owner of all of the Original Shares set forth below the Stockholder’s signature on the signature pages hereto free and clear of any proxy, voting restriction, adverse claim, or other Liens, other than those created by this Agreement or under applicable federal or state securities laws; and (ii) has the ultimate voting power over all such Original Shares or (iii) has the power and authority to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which the Stockholder is a party relating to the pledge, disposition, or voting of any such Original Shares and there are no voting trusts or voting agreements with respect to such Original Shares.

(b)            Disclosure of All Shares Owned. The Stockholder does not Beneficially Own any shares of Common Stock other than: (i) the Original Shares set forth below the Stockholder’s signature on the signature pages hereto; and (ii) except as previously publicly disclosed, any options, warrants, or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Common Stock, set forth below the Stockholder’s signature on the signature pages hereto (collectively, “Options”).

(c)            Power and Authority; Binding Agreement. If the Stockholder is an individual, the Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below). If the Stockholder is not an individual, the Stockholder has requisite organizational power and authority to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below). This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes the legal, valid, and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(d)            No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any law applicable to the Stockholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any Lien on any of the Shares attributable to the Stockholder pursuant to, any agreement or other instrument or obligation binding upon the Stockholder or any of the Shares attributable to the Stockholder.

(e)            No Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person on the part of the Stockholder is required in connection with the valid execution and delivery of this Agreement. If the Stockholder is an individual, no consent of the Stockholder’s spouse is necessary under any “community property” or other laws in order for the Stockholder to enter into and perform its obligations under this Agreement.

(f)            No Litigation. There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or other) pending against, or, to the knowledge of the Stockholder, threatened against or affecting, the Stockholder that could reasonably be expected to materially impair or materially adversely affect the ability of the Stockholder to perform the Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.

3.              Agreement to Vote Shares; Irrevocable Proxy.

(a)            Agreement to Vote and Approve. The Stockholder irrevocably and unconditionally agrees during the term of this Agreement, at any annual or special meeting of the Company and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of the Company stockholders, to vote or cause the holder of record to vote the Shares in favor of providing the Shareholder Approval (as defined in the Purchase Agreement) to the extent not previously obtained.

(b)            Irrevocable Proxy. The Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, until the Expiration Time (as defined below) (at which time this proxy shall automatically be revoked), its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by the Stockholder with respect to the Shares. The power of attorney granted by the Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of the Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

4.              No Voting Trusts or Other Arrangement. The Stockholder agrees that during the term of this Agreement the Stockholder will not, and will not permit any entity under the Stockholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares, or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with the Company.

5.              Transfer and Encumbrance. The Stockholder agrees that during the term of this Agreement, the Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or Beneficial Ownership interest in or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law, or otherwise), or encumber (“Transfer”) any of the Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of, any of the Shares or the Stockholder’s voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of the Shares by the Stockholder to any member of the Stockholder’s immediate family, to a trust for the benefit of the Stockholder or any member of the Stockholder’s immediate family, upon the death of the Stockholder or to an “affiliate” (as defined in Rule 144) of the Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company and the Buyers, to be bound by all of the terms of this Agreement.

6.              Additional Shares. The Stockholder agrees that all shares of Common Stock that the Stockholder purchases, acquires the right to vote, or otherwise acquires Beneficial Ownership of, after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.

7.              Termination. This Agreement shall terminate upon the earliest to occur of (the “Expiration Time”): (a) the date on which the Purchase Agreement is terminated in accordance with its terms; (b) the termination of this Agreement by mutual written consent of the Parties; and (c) the date on which the Shareholder Approval is obtained. Nothing in this Section 7 shall relieve or otherwise limit the liability of any Party for any intentional breach of this Agreement prior to such termination.

8.              No Agreement as Director or Officer. The Stockholder makes no agreement or understanding in this Agreement in its capacity as a director or officer of the Company or any of its subsidiaries (if the Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by the Stockholder in its capacity as such a director or officer, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict the Stockholder from exercising its fiduciary duties as an officer or director to the Company or its stockholders.

9.              Further Assurances. The Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as the Company may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

10.            Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.

11.            Specific Performance. Each Party hereto acknowledges that it will be impossible to measure in money the damage to the other Party if a Party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Party will not have an adequate remedy at law or damages. Accordingly, each Party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Party has an adequate remedy at law. Each Party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other Party’s seeking or obtaining such equitable relief.

12.            Amendment; Assignment. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Stockholder. No Party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party hereto, except that the Company may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its “affiliates” (as defined in Rule 144) or to any party that acquires all of substantially all of the assets of the Company (whether by merger, sale of stock, sale of assets or otherwise). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any assignment contrary to the provisions of this Section 12 shall be null and void.

13.            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and e-mail addresses for such communications shall be:

If to the Company:

Canoo Inc.

15520 Highway 114

Justin, TX 76247

Attention: Hector Ruiz
E-mail: [*****]

If to the Stockholder, to the address, email address, or facsimile number set forth for the Stockholder on the signature pages hereof.

14.            Miscellaneous.

(a)            Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(b)            Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(c)            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first written above.

CANOO INC.

By:

Name:
Title:

By:

Number of Shares of Common Stock Beneficially Owned as of the date of this Agreement:
Number of Options Beneficially Owned as of the date of this Agreement:
Street Address:
City/State/Zip Code:

[Signature Page to Voting Agreement]